1 Earnings Call – Q3 - FY24 July 2, 2024

Except for historical information, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties. Words like “believe,” “expect,” and “anticipate” mean that these are our best estimates as of this writing, but there can be no assurances that expected or anticipated results or events will actually take place, so our actual future results could differ significantly from those statements. Factors that could cause or contribute to such differences include, but are not limited to: our ability to successfully integrate the Pro-ficiency business with our own, as well as expenses we may incur in connection therewith, our ability to maintain our competitive advantages, acceptance of new software and improved versions of our existing software by our customers, the general economics of the pharmaceutical industry, our ability to finance growth, our ability to continue to attract and retain highly qualified technical staff, market conditions, macroeconomic factors, and a sustainable market. Further information on our risk factors is contained in our quarterly and annual reports and filed with the U.S. Securities and Exchange Commission. Safe Harbor Statement 2

Third Quarter Highlights $0.15 Diluted EPS $18.5M Revenue 31% Adj. EBITDA as % of Revenue $19.6M Backlog 3 CURRENT PERIOD Prior Year Comparison (3Q23) $16.2M Revenue $0.20 Diluted EPS 40% Adj. EBITDA as % of Revenue $15.7M Backlog $0.19 Adj. Diluted EPS $0.21 Adj. Diluted EPS

Third Quarter Software Highlights

General

- Overall software revenue growth of 12%
- Good renewal rate, upsell and new logo activity
- Active and strong pipeline

ADMET Predictor® (Cheminformatics)

+15% Q3 Revenue Growth

- 15 new customers
- 10 upsells to existing customers

+12% YTD Revenue Growth

GastroPlus® (Physiologically Based Pharmacokinetics)

+7% Q3 Revenue Growth

- 14 new customers
- 8 upsells to existing customers

+9% YTD Revenue Growth

MonolixSuite® (Clinical Pharmacology & Pharmacometrics)

+13% Q3 Revenue Growth

- 13 new customers
- 3 upsells to existing customers

+18% YTD Revenue Growth

4

Third Quarter Services Highlights

General

- Overall services revenue growth of 18%
- Total backlog $19.6M – strong as we enter fourth quarter of fiscal 2024
- Good momentum into fourth fiscal quarter of 2024

Physiologically Based Pharmacokinetics (PBPK)

-10%
Q3 Revenue Decline

- Client sourced data delays impacting the initiation of contracted projects

+4%
YTD Revenue Growth

Quantitative Systems Pharmacology (QSP)

+49%
Q3 Revenue Growth

- Benefiting from immunology and cancer model projects

+74%
YTD Revenue Growth

Clinical Pharmacology & Pharmacometrics (CPP)

+27%
Q3 Revenue Growth

- Solid performance despite impact of volatility

+16%
YTD Revenue Growth

5

Financial Results

64% 36% Software Services 65% 35% Software Services Revenue - Q3 FY24 (in millions) Software RevenueTotal Revenue Services Revenue +14% +12% +18% 3Q24 Mix 3Q23 Mix 7 $9.6 $10.6 $11.9 $5.3 $5.6 $6.6 $15.0 $16.2 $18.5 Software Services 3Q22 3Q23 3Q24

61% 39% Software Services 62% 38% Software Services Revenue - YTD (in millions) Software RevenueTotal Revenue Services Revenue +17% +14% +21% FY24 Mix FY23 Mix 8 $26.8 $27.2 $31.1 $15.4 $16.8 $20.2 $42.2 $43.9 $51.3 Software Services FY22 FY23 FY24

60% 40% Software Services 59% 41% Software Services Revenue - Trailing Twelve Months (TTM) (in millions) Software RevenueTotal Revenue Services Revenue +20% +22% +17% 3Q24 Mix 3Q23 Mix 9 $32.1 $33.1 $40.4 $19.9 $22.6 $26.5$52.0 $55.7 $67.0Software Services 3Q22 3Q23 3Q24

Gross Margin Trends - Q3 FY24 10 92% 91% 88% 66% 63% 41% 83% 82% 71% Software Services Total 3Q22 3Q23 3Q24 1 Decrease in gross margin was partially due to a shift in reporting effective 1Q’24, where certain cost items are reflected in cost of revenues for services that were previously in SG&A expense. 1

Gross Margin Trends - YTD 11 92% 90% 88% 62% 66% 44% 81% 81% 71% Software Services Total FY22 FY23 FY24 1 Decrease in gross margin was partially due to a shift in reporting effective 1Q’24, where certain cost items are reflected in cost of revenues for services that were previously in SG&A expense. 1

Gross Margin Trends - TTM 12 91% 90% 88% 60% 67% 48% 79% 80% 73% Software Services Total 3Q22 3Q23 3Q24 1 Decrease in gross margin was partially due to a shift in reporting effective 1Q’24, where certain cost items are reflected in cost of revenues for services that were previously in SG&A expense. 1

20% 56% 6% 18% Software Revenue by Business Unit 13 Software Business Unit as % of Software Revenue 3Q24 18% 54% 7% 21% CHEM PBPK QSP CPP YTD 19% 54% 7% 20% TTM

Avg. Revenue per Customer (in thousands) Software Performance Metrics - Q3 FY24 Commercial Customers Renewal Rates 14 $95 $97 $97 3Q22 3Q23 3Q24 87% 87% 86% 92% 96% 93% Accounts Fees 3Q22 3Q23 3Q24

Avg. Revenue per Customer (in thousands) Software Performance Metrics - TTM Commercial Customers Renewal Rates 15 $82 $86 $95 3Q22 3Q23 3Q24 86% 83% 84% 93% 94% 92% Accounts Fees 3Q22 3Q23 3Q24

19% 29% 48% 4% Services Revenue by Business Unit 16 Services Business Unit as % of Services Revenue 3Q24 21% 29% 46% 4% PBPK QSP CPP REG YTD 21% 31% 44% 4% TTM

$17.0 $15.7 $19.6 3Q22 3Q23 3Q24 83 67 74 21 23 22 76 76 72 16 46 13 196 212 181 PBPK QSP CPP REG 3Q22 3Q23 3Q24 Services Performance Metrics Total Projects Backlog (in millions) 17

Income Statement Summary - Q3 FY24 18 (in millions, except Diluted EPS and Adjusted Diluted EPS) 3Q24 % of Rev 3Q23 % of Rev Revenue $18.5 100% $16.2 100% Revenue growth 14% 9% Gross profit 13.3 71% 13.3 82% R&D 1.3 7% 0.9 6% S&M 2.4 13% 1.7 10% G&A 7.7 41% 6.5 40% Total operating exp 11.4 61% 9.2 57% Income from operations 1.9 10% 4.1 25% Income before income taxes 3.9 21% 4.9 30% Income taxes (0.8) 4% (0.9) 6% Effective tax rate 19% 19% Net income $3.1 17% $4.0 25% Diluted earnings per share $0.15 $0.20 Adjusted EBITDA $5.7 31% $6.5 40% Excluded items: $0.7 $0.3 Adjusted Diluted EPS $0.19 $0.21

Income Statement Summary - YTD 19 3Q24 % of Rev 3Q23 % of Rev Revenue $51.3 100% $43.9 100% Revenue growth 17% 4% Gross profit 36.3 71% 35.7 81% R&D 3.8 7% 3.4 8% S&M 6.3 12% 4.9 11% G&A 18.9 37% 18.4 42% Total operating exp 29.0 57% 26.7 61% Income from operations 7.3 14% 9.0 20% Income before income taxes 11.5 22% 11.6 26% Income taxes (2.4) 5% (2.2) 5% Effective tax rate 21% 19% Net income $9.1 18% $9.4 21% Diluted earnings per share $0.45 $0.46 Adjusted EBITDA $16.2 32% $15.7 36% Excluded items: $0.8 $0.7 Adjusted Diluted EPS $0.49 $0.49 (in millions, except Diluted EPS and Adjusted Diluted EPS)

Balance Sheet Summary 20 May 31, 2024 August 31, 2023 Cash and short-term investments $119.0 $115.5 Total current assets 135.6 130.4 Total assets $192.7 $186.1 Current liabilities 11.3 12.0 Long-term liabilities 0.5 4.1 Total liabilities 11.8 16.1 Shareholders’ equity 180.9 170.0 Total liabilities and shareholders’ equity $192.7 $186.1 (in millions)

Fiscal 2024 Guidance 21 Guidance Total Revenue $69M - $72M Total Revenue Growth 15% - 20% Software Revenue Mix 55% - 60% Services Revenue Mix 40% - 45% Diluted EPS $0.46 - $0.48 Adjusted Diluted EPS $0.54 - $0.56

STRONG YTD PERFORMANCE IN FISCAL 2024 Delivering on our commitment to scientific leadership Expanding our software and services portfolio 22 • FDA renewal of DILIsym licenses • Collaboration with Toxicology Research Agency • Collaboration with Northeastern University and The TIM Company through new FDA Grant Developing organization to drive growth Creating shareholder value CONTINUED LEADERSHIP POSITION IN BIOSIMULATION MARKET Conclusion • Leadership appointments supporting commitment to clients and drive growth • Reorganized operations to put clients first • Focus on supporting accelerated growth in distributor network • Release of GastroPlusX • Acquisition of Pro- ficiency • Delivering consistent revenue growth and profitability • Increase in services backlog and TTM avg. revenue per customer • Strategic M&A • Corporate development initiative

Adjusted EBITDA Non-GAAP Reconciliation* 23 FY 2022 FY 2023 FY 2024 FY 2022 FY 2023 FY 2024 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Full Year Full Year YTD Net Income $3.0 $4.4 $4.1 $1.0 $1.2 $4.2 $4.0 $0.5 $1.9 $4.0 $3.1 $12.5 $10.0 $9.1 Excluding: Interest income and expense, net (0.1) (0.1) (0.1) (0.4) (0.8) (1.0) (1.1) (1.3) (1.3) (1.3) (1.5) (0.7) (4.1) (4.2) Provision for income taxes 0.8 1.1 0.7 (0.1) 0.4 0.9 0.9 (0.5) 0.5 1.2 0.8 2.6 1.7 2.4 Depreciation and amortization 0.8 1.0 0.9 0.9 0.9 0.9 0.9 1.1 1.1 1.1 1.3 3.6 3.9 3.5 Stock-based compensation 0.6 0.7 0.7 0.7 0.9 1.2 1.1 1.1 1.3 1.6 1.7 2.7 4.2 4.6 (Gain) loss on currency exchange (0.1) (0.1) 0.2 0.2 — — 0.3 0.2 — 0.1 — 0.2 0.5 — Impairment of other intangibles — — — — — — — 0.5 — — — — 0.5 — Change in value of contingent consideration 0.1 0.1 — — — — — 0.7 (0.1) 0.4 (0.6) 0.3 0.7 (0.3) Mergers & Acquisitions expense — — — 0.3 0.3 0.1 0.4 2.5 — — 0.9 0.3 3.3 0.9 Adjusted EBITDA $5.3 $7.2 $6.5 $2.5 $3.0 $6.2 $6.5 $4.9 $3.4 $7.1 $5.7 $21.5 $20.6 $16.2 (in millions) *Numbers may not add due to rounding

Adjusted EPS Non-GAAP Reconciliation* 24 FY 2023 FY 2024 FY 2022 FY 2023 FY 2024 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Full Year Full Year YTD Net Income (GAAP) $1.2 $4.2 $4.0 $0.5 $1.9 $4.0 $3.1 $12.5 $10.0 $9.1 Excluding: Mergers & Acquisitions expense 0.3 0.1 0.4 0.9 — — 0.9 0.3 1.7 0.9 Immunetrics transaction costs — — — 2.3 — — — — 2.3 — Cognigen trade name write-off — — — 0.5 — — — — 0.5 — Tax effect on above adjustments (0.1) — (0.1) (0.5) — — (0.2) (0.1) (0.7) (0.2) Adjusted Net income (Non-GAAP) $1.5 $4.2 $4.3 $3.7 $1.9 $4.0 $3.9 $12.8 $13.8 $9.9 Weighted-average common shares outstanding: Diluted 20.8 20.5 20.4 20.4 20.3 20.3 20.4 20.7 20.5 20.3 Diluted EPS (GAAP) $0.06 $0.20 $0.20 $0.03 $0.10 $0.20 $0.15 $0.60 $0.49 $0.45 Adjusted Diluted EPS (Non-GAAP) $0.07 $0.21 $0.21 $0.18 $0.10 $0.20 $0.19 $0.61 $0.67 $0.49 (in millions, except Diluted EPS and Adjusted Diluted EPS) *Numbers may not add due to rounding

Investor Relations Contacts: Lisa Fortuna Financial Profiles 310-622-8251 slp@finprofiles.com Renee Bouche Simulations Plus Investor Relations 661-723-7723 renee.bouche@simulations-plus.com